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EXHIBIT 23.1


              Consent of Independent Auditors'


The Board of Directors
Airgas, Inc.:


We consent to the use of our report incorporated herein by reference.


/S/KPMG LLP


Philadelphia, Pennsylvania
September 7, 2001